Exhibit 21.1

Entity Name	Domestic Jurisdiction	Formation Date	Federal Tax ID
Lambique Beheer B.V.	Netherlands	01-06-1977	98-0173523.
Pacific Generation Company	Oregon	08-03-1984	93-0886652
Energy National, Inc.	Utah	09-13-1984	87-0413354
O Brien Cogeneration, Inc. II	Delaware	12-31-1985	23-2414656
ONSITE Energy, Inc.	Oregon	01-22-1986	93-0910742
Pacific-Mt. Poso Corporation	Oregon	06-08-1987	93-0970468
Turners Falls Limited Partnership	Delaware	06-19-1987	36-3530599
Enigen, Inc.	Utah	08-17-1987	87-0449760
Energy Investors Fund, L.P.	Delaware	01-06-1988	04-2994208
Eastern Sierra Energy Company	California	03-28-1988	33-0299028
Enifund, Inc.	Utah	04-22-1988	87-0459854
Chickahominy River Energy Corp.	Virginia	06-02-1988	13-3469941
Hanover Energy Company	California	11-15-1988	33-0334380
ESOCO, Inc.	Utah	02-01-1989	87-0463636
Saguaro Power Company, a Limited Partnership	California	04-10-1989	33-0365673
Camas Power Boiler Limited Partnership	Oregon	02-06-1990	93-1025546
Camas Power Boiler, Inc.	Oregon	02-06-1990	93-1025544
ESOCO Molokai, Inc.	Utah	02-06-1990	93-1022167
NRG Ilion Limited Partnership	Delaware	11-09-1990	36-3783670
Pacific Crockett Holdings, Inc.	Oregon	02-14-1991	93-1050641
NRG Energy Jackson Valley I, Inc.	California	04-10-1991	68-0249171
NRG Energy Jackson Valley II, Inc.	California	04-10-1991	68-0249172
Jackson Valley Energy Partners, L.P.	California	05-21-1991	68-0249058
NRG Energy Center San Francisco LLC	Delaware	07-30-1991	34-1685955.
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania	11-21-1991	23-2669588
San Joaquin Valley Energy I, Inc.	California	01-21-1992	77-0314978
San Joaquin Valley Energy IV, Inc.	California	04-29-1992	77-0314979
San Joaquin Valley Energy Partners I, L.P	California	04-30-1992	68-0280124
NRG Energy, Inc.	Delaware	05-29-1992	41-1724239
Kraftwerk Schkopau GbR	Germany	09-01-1992	98-0152651
NRG International LLC	Delaware	10-21-1992	41-1744096
NRG Operating Services, Inc.	Delaware	10-21-1992	41-1744095
Gröbener Logistick GmbH - Spedition, Handel und Transport	Germany	03-09-1993	—
NRG Asia-Pacific, Ltd.	Delaware	04-23-1993	98-0138856
NEO Corporation	Minnesota	05-27-1993	41-1753235
NRGenerating International B.V.	Netherlands	07-15-1993	98-0173523......

NRG Gladstone Operating Services Pty Ltd	Australia	09-23-1993	—
Saale Energie GmbH	Germany	11-10-1993	98-0152604
Sunshine State Power B.V.	Netherlands	11-11-1993	98-0173523,,
Kraftwerk Schkopau Betriebsgesellschaft mbH	Germany	12-10-1993	98-0152597
Sachsen Holding B.V.	Netherlands	02-04-1994	98-0173523.......
Sunshine State Power (No. 2) B.V.	Netherlands	02-24-1994	98-0173523,
Gladstone Power Station Joint Venture	Australia	03-30-1994	98-0152596
Project Finance Fund III, L.P.	Delaware	10-28-1994	04-3277978
Saale Energie Services GmbH	Germany	12-16-1994	98-0152606
Pacific Generation Holdings Company	Oregon	01-12-1995	93-1191560
Granite Power Partners II, L.P.	Delaware	01-31-1996	22-3419844
P.T. Dayalistrik Pratama	Indonesia	05-15-1996	41-1854674
NRG Services Corporation	Delaware	06-06-1996	41-1841627
Louisiana Generating LLC	Delaware	06-14-1996	41-1870498
NRG Victoria I Pty Ltd	Australia	12-10-1996	—
NRG Cadillac Inc.	Delaware	04-15-1997	41-1880434
NRG Cadillac Operations Inc.	Delaware	08-15-1997	41-1910726
NRG Latin America Inc.	Delaware	08-18-1997	41-1910733
NRG PacGen Inc.	Delaware	10-28-1997	41-1889830
El Segundo Power, LLC	Delaware	11-25-1997	41-1893999
NRG International II Inc.	Delaware	12-04-1997	41-1893527
NRG El Segundo Operations Inc.	Delaware	01-20-1998	41-1929997
Long Beach Generation LLC	Delaware	02-04-1998	41-1899713
NRG Sterlington Power LLC	Delaware	11-13-1998	41-1991996
Somerset Operations Inc.	Delaware	11-17-1998	41-1923722
Somerset Power LLC	Delaware	11-17-1998	41-1924606
Cabrillo Power I LLC	Delaware	12-11-1998	76-0595964
Cabrillo Power II LLC	Delaware	12-11-1998	76-0595963
West Coast Power LLC	Delaware	02-09-1999	36-4301246
LSP-Nelson Energy, LLC	Delaware	03-01-1999	22-3641212
Green Mountain Energy Company	Delaware	03-03-1999	—
Dunkirk Power LLC	Delaware	03-10-1999	41-1937466
Huntley Power LLC	Delaware	03-10-1999	41-1937468
Arthur Kill Power LLC	Delaware	03-11-1999	41-1937469
Astoria Gas Turbine Power LLC	Delaware	03-11-1999	41-1937470
Oswego Harbor Power LLC	Delaware	03-30-1999	41-1937465
NRG Cabrillo Power Operations Inc.	Delaware	04-19-1999	41-1938132

NRG Arthur Kill Operations Inc.	Delaware	04-29-1999	41-1939116
NRG Astoria Gas Turbine Operations Inc.	Delaware	04-29-1999	41-1939115
NRG Dunkirk Operations Inc.	Delaware	04-29-1999	41-1939114
NRG Huntley Operations Inc.	Delaware	04-29-1999	41-1939118
NRG Oswego Harbor Power Operations Inc.	Delaware	04-29-1999	41-1939117
NRG Northeast Affiliate Services Inc.	Delaware	05-19-1999	41-1940300
Kaufman Cogen LP	Delaware	05-24-1999	76-0606757
WCP (Generation) Holdings LLC	Delaware	06-17-1999	74-2922374
Tacoma Energy Recovery Company	Delaware	06-24-1999	41-1963106
Granite II Holding, LLC	Delaware	07-16-1999	22-3685720
Connecticut Jet Power LLC	Delaware	07-30-1999	41-1949386
Devon Power LLC	Delaware	07-30-1999	41-1949385
Middletown Power LLC	Delaware	07-30-1999	41-1949384
Montville Power LLC	Delaware	07-30-1999	41-1949383
Norwalk Power LLC	Delaware	07-30-1999	41-1949381
NRG Devon Operations Inc.	Delaware	08-23-1999	41-1950239
NRG Middletown Operations Inc.	Delaware	08-23-1999	41-1950236
NRG Montville Operations Inc.	Delaware	08-23-1999	41-1950237
NRG Norwalk Harbor Operations Inc.	Delaware	08-23-1999	41-1950238
NRG Western Affiliate Services Inc.	Delaware	08-27-1999	41-1949168
NRG Development Company Inc.	Delaware	08-30-1999	41-1959656
NRG Mextrans Inc.	Delaware	09-21-1999	41-1951078
NRG Connecticut Affiliate Services Inc.	Delaware	09-23-1999	41-1952333
NRG Rocky Road LLC	Delaware	10-04-1999	41-1959448
NRG Audrain Generating LLC	Delaware	10-21-1999	56-2165136
NRG Energy Center Pittsburgh LLC	Delaware	10-25-1999	41-1957384
NRG Thermal LLC	Delaware	10-25-1999	41-1956605
NRG Energy Center Minneapolis LLC	Delaware	10-27-1999	41-1957382
NRG Energy Center San Diego LLC	Delaware	10-27-1999	41-1957379
NRG Caymans Company	Cayman Islands	12-07-1999	—
NRG Caymans-C	Cayman Islands	12-09-1999	—
NRG Caymans-P	Cayman Islands	12-09-1999	—
NRG Energy Center Phoenix LLC	Delaware	12-10-1999	86-0978745
NRG Rockford LLC	Illinois	12-14-1999	36-4344520
Cottonwood Development LLC	Delaware	12-28-1999	—
NRG Affiliate Services Inc.	Delaware	01-11-2000	41-1960764
NRG South Central Generating LLC	Delaware	01-12-2000	41-1963217

NRG Rockford Equipment LLC	Illinois	02-04-2000	36-4345222
NRG Bourbonnais LLC	Illinois	03-02-2000	36-4350845
Cottonwood Generating Partners I LLC	Delaware	03-03-2000	—
Cottonwood Generating Partners II LLC	Delaware	03-03-2000	—
Cottonwood Generating Partners III LLC	Delaware	03-03-2000	—
NRG New Roads Holdings LLC	Delaware	03-07-2000	41-1968966
NEO Power Services Inc.	Delaware	04-11-2000	23-3043507
NRG Energy Center Harrisburg LLC	Delaware	04-25-2000	41-1972448
NRG Energy Center Paxton LLC	Delaware	04-25-2000	41-1972450
Conemaugh Power LLC	Delaware	05-08-2000	41-1973743
Indian River Operations Inc.	Delaware	05-08-2000	41-1973349
Indian River Power LLC	Delaware	05-08-2000	41-1973747
Keystone Power LLC	Delaware	05-08-2000	41-1973744
Vienna Operations Inc.	Delaware	05-08-2000	41-1973351
Vienna Power LLC	Delaware	05-08-2000	41-1973745
Cottonwood Energy Company LP	Delaware	06-13-2000	—
NRG Energy Center Dover LLC	Delaware	07-12-2000	41-1980179
NEO Chester-Gen LLC	Delaware	07-13-2000	41-1980236
NEO Freehold-Gen LLC	Delaware	07-13-2000	41-1980237
Big Cajun I Peaking Power LLC	Delaware	07-28-2000	41-1984052
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg	08-08-2000	—
Reliant Energy Retail Holdings, LLC	Delaware	08-25-2000	76-0655580
Reliant Energy Retail Services, LLC	Delaware	08-25-2000	76-0655567
NRG Energy Center Tucson LLC	Arizona	09-08-2000	80-0009093
Bayou Cove Peaking Power, LLC	Delaware	09-11-2000	36-4498942
NRG Rockford Equipment II LLC	Illinois	09-15-2000	36-4397486
NRG Rockford II LLC	Illinois	09-15-2000	36-4397489
NRG ComLease LLC	Delaware	10-03-2000	41-1985255
Keystone Fuels, LLC	Delaware	10-24-2000	25-1885290
NRG Granite Acquisition LLC	Delaware	11-03-2000	41-1990640
El Segundo Power II LLC	Delaware	11-14-2000	76-0663675
NRG International III Inc.	Delaware	11-17-2000	41-1988391
Cottonwood Technology Partners LP	Delaware	11-29-2000	—
NRG Kaufman LLC	Delaware	12-11-2000	74-2982419
NRG Mesquite LLC	Delaware	12-11-2000	74-2982421
Meriden Gas Turbines LLC	Delaware	12-20-2000	41-1991989
NRG MidAtlantic Affiliate Services Inc.	Delaware	02-14-2001	41-1996587

NRG South Central Affiliate Services Inc.	Delaware	02-14-2001	41-1996193
NRG South Central Operations Inc.	Delaware	03-29-2001	41-2002465
NRG North Central Operations Inc.	Delaware	04-20-2001	41-2004025
NRGenerating German Holdings GmbH	Switzerland	05-16-2001	—
NRG Brazos Valley GP LLC	Delaware	05-24-2001	41-2007665
NRG Brazos Valley LP LLC	Delaware	05-24-2001	41-2007664
Berrians I Gas Turbine Power LLC	Delaware	06-04-2001	41-2008755
NRG Audrain Holding LLC	Delaware	06-06-2001	41-2008837
NRG Rockford Acquisition LLC	Delaware	07-06-2001	41-2011003
NRG Ilion LP LLC	Delaware	07-10-2001	41-2016939
Commonwealth Atlantic Power LLC	Delaware	07-16-2001	41-2013264
James River Power LLC	Delaware	07-16-2001	41-2013263
NRG Saguaro Operations Inc.	Delaware	07-16-2001	41-2013262
Saguaro Power LLC	Delaware	07-16-2001	41-2013654
NRG Telogia Power LLC	Delaware	07-18-2001	41-2012520
Texas Genco Holdings, Inc.	Texas	08-24-2001	76-0695920
NRG Bayou Cove LLC	Delaware	09-10-2001	41-2016940
Big Cajun II Unit 4 LLC	Delaware	09-14-2001	41-2018822
NRG Bourbonnais Equipment LLC	Delaware	12-07-2001	41-2022362
Texas Genco GP, LLC	Texas	12-18-2001	75-3013803
Texas Genco LP, LLC	Delaware	12-18-2001	30-0381697
NRG Energy Center Smyrna LLC	Delaware	12-20-2001	26-0035999
NRG South Texas LP	Texas	12-21-2001	30-0083668
NRG Nelson Turbines LLC	Delaware	02-19-2002	01-0601096
NRG New Jersey Energy Sales LLC	Delaware	03-22-2002	03-0412726
NRG Peaker Finance Company LLC	Delaware	04-01-2002	47-0861187
NRG Capital II LLC	Delaware	04-22-2002	68-0500326
RE Retail Receivables, LLC	Delaware	06-12-2002	41-2046596
Conemaugh Fuels, LLC	Delaware	07-12-2002	13-4210287
NRG Energy Services LLC	Delaware	12-24-2002	41-1978725
NRG West Coast LLC	Delaware	12-31-2002	41-1942517
NRG California Peaker Operations LLC	Delaware	05-20-2003	20-0088453
Texas Genco Services, LP	Texas	11-18-2003	38-3694336
NRG Texas LLC	Delaware	07-19-2004	20-1504355
New Genco GP, LLC	Delaware	07-26-2004	02-0732611
Texas Genco Operating Services, LLC	Delaware	10-07-2004	75-3172707
GCP Funding Company, LLC	Delaware	10-18-2004	02-0732615

NRG Generation Holdings, Inc.	Delaware	11-22-2004	20-1911335
Texas Genco Financing Corp.	Delaware	11-24-2004	27-0110393
Lake Erie Properties Inc.	Delaware	04-07-2006	20-5821703
Reliant Energy Power Supply, LLC	Delaware	04-17-2006	204823108
Huntley IGCC LLC	Delaware	06-23-2006	20-5080480
Indian River IGCC LLC	Delaware	06-23-2006	20-5080561
Montville IGCC LLC	Delaware	06-23-2006	20-5080863
RERH Holdings, LLC	Delaware	07-17-2006	205222227
NRG Common Stock Finance I LLC	Delaware	07-31-2006	20-5303763
NRG Common Stock Finance II LLC	Delaware	07-31-2006	20-5303766
Bluewater Wind Delaware LLC	Delaware	09-18-2006	20-5760002
Long Beach Power LLC	Delaware	12-21-2006	20-8355015
NRG Maintenance Services LLC	Delaware	12-21-2006	20-8088165
Elbow Creek Wind Project LLC	Texas	01-18-2007	26-0765836
NRG Harrisburg Cooling LLC	Delaware	01-30-2007	20-8354920
Long Beach Peakers LLC	Delaware	02-09-2007	20-8427305
NRG Holdings, Inc.	Delaware	05-17-2007	26-0207189
NRG Merger Sub, Inc.	Delaware	05-17-2007	26-0524114
NRG Texas Power LLC	Delaware	06-28-2007	34-2019301
NRG Construction LLC	Delaware	07-05-2007	26-0496159
NRG Cedar Bayou Development Company, LLC	Delaware	07-25-2007	260601018
NRG Gas Development Company, LLC	Delaware	07-25-2007	26-0600917
NRG Wind Development Company, LLC	Delaware	07-25-2007	260600506
Sherbino I Wind Farm LLC	Delaware	07-25-2007	—
Carlsbad Energy Center LLC	Delaware	08-14-2007	26-0731286
NRG Sherbino LLC	Delaware	08-14-2007	260720440
South Trent Wind LLC	Delaware	08-22-2007	27-3410130
NRG Equipment Company LLC	Nevada	09-19-2007	26-1132757
NRG Texas Retail LLC	Delaware	09-19-2007	26-1109801
NRG Procurement Company LLC	Nevada	09-20-2007	26-1141486
Langford Wind Power, LLC	Texas	10-16-2007	26-4418527
Bluewater Wind Maryland LLC	Delaware	10-19-2007	27-1436423
Big Rock SunTower, LLC	Delaware	11-27-2007	26-2397652
Bluewater Wind New Jersey Energy LLC	Delaware	12-03-2007	27-1436369
Arthur Kill Gas Turbines LLC	Delaware	12-05-2007	26-1520660
NRG Solar Blythe LLC	Delaware	12-18-2007	27-0579600
bioNRG Tonawanda Inc.	Delaware	12-18-2007	26-1598083

NRG Repowering Holdings LLC	Delaware	12-18-2007	26-1597964
NRG Power Marketing LLC	Delaware	12-31-2007	41-1910737
NRG Connecticut Peaking Development LLC	Delaware	01-24-2008	26-1892200
GenConn Energy LLC	Connecticut	01-30-2008	26-2589018
NRG Coal Development Company LLC	Delaware	02-08-2008	26-1948635
NRG Limestone 3, LLC	Delaware	02-08-2008	26-1948742
Desert View SunTower, LLC	Delaware	02-26-2008	26-2397883
Fairmont SunTower, LLC	Delaware	02-26-2008	26-2398612
NRG Solar Alpine LLC	Delaware	02-26-2008	26-2398932
Alta Vista SunTower, LLC	Delaware	02-26-2008	26-2374411
El Segundo Energy Center LLC	Delaware	02-26-2008	26-2075294
NINA Texas 3 LLC	Delaware	02-28-2008	26-2094997
NINA Texas 4 LLC	Delaware	02-28-2008	26-2095092
Nuclear Innovation North America Investments LLC	Delaware	02-28-2008	26-2094901
Nuclear Innovation North America LLC	Delaware	02-28-2008	26-2094798
NRG Southaven LLC	Delaware	03-10-2008	26-2181801
NRG Astoria Power LLC	Delaware	04-21-2008	26-2463416
NRG Solar Borrego II LLC	Delaware	05-01-2008	26-2535108
NRG Solar Borrego I LLC	Delaware	05-30-2008	26-3268182
NRG Solar Desert Center LLC	Delaware	05-30-2008	26-3268866
NRG SanGencisco LLC	Delaware	07-02-2008	26-2932115
NRG West Holdings LLC	Delaware	07-18-2008	26-3042402
GenConn Devon LLC	Connecticut	07-23-2008	—
GenConn Middletown LLC	Connecticut	07-23-2008	—
NRG Solar Hyder I LLC	Delaware	08-08-2008	26-3268776
NRG Solar Hyder II LLC	Delaware	08-08-2008	26-3268820
Reliant Energy Texas Retail, LLC	Delaware	10-14-2008	26-3576595
NRG Solar Roadrunner LLC	Delaware	10-14-2008	26-3543476
Pennywise Power LLC	Delaware	10-15-2008	26-3576629
Cody SunTower, LLC	Delaware	10-16-2008	26-3573004
Roadrunner SunTower, LLC	Delaware	10-16-2008	—
NRG Solar Hyder III LLC	Delaware	12-29-2008	27-2869252
GCE Holding LLC	Connecticut	02-13-2009	26-4317212
NRG Alta Vista LLC	Delaware	02-17-2009	26-4322511
NRG Gaskell LLC	Delaware	02-17-2009	26-4322598
NRG NM Suntower LLC	Delaware	02-17-2009	26-4322654
NRG Solar LLC	Delaware	02-17-2009	26-4322315

NRG Thermal Solar LLC	Delaware	02-17-2009	26-4322407
NRG Retail LLC	Delaware	02-24-2009	26-4341161
NRG Texas C&I Supply LLC	Delaware	03-27-2009	26-4555466
NRG Solar Ventures LLC	Delaware	04-20-2009	20-8419824
NRG Texas Holding Inc.	Delaware	04-27-2009	26-4775586
NRG Solar Blythe II LLC	Delaware	05-18-2009	27-2869041
Blythe Green LLC	Delaware	07-31-2009	27-2869099
Continental Energy, LLC	Arizona	09-11-2009	90-0609459
Bluewater Nautilus, LLC	Delaware	09-14-2009	27-1436253
NRG Energy Center HCEC LLC	Delaware	09-23-2009	27-1018839
NRG Solar PV LLC	Delaware	10-08-2009	27-1090637
NRG Solar Wharton LLC	Delaware	10-08-2009	27-1090780
NRG Bluewater Holdings LLC	Delaware	10-27-2009	27-1204315
NRG Electricity Sales Princeton LLC	Delaware	11-13-2009	27-1345886
NRG Energy Center Princeton LLC	Delaware	11-13-2009	27-1345963
NINA Construction LLC	Delaware	11-23-2009	27-1374341
NINA Modularization LLC	Delaware	11-23-2009	27-1374392
NINA Nuclear Training LLC	Delaware	11-23-2009	27-1374461
New Jersey Power Development LLC	Delaware	12-09-2009	—
Avenal Solar Holdings LLC	Delaware	01-01-2010	27-0215580
NRG Bluewater Wind Great Lakes LLC	Delaware	02-23-2010	27-1972640
NRG Bluewater Wind New York LLC	Delaware	02-23-2010	27-1972711
NRG South Trent Holdings LLC	Delaware	03-23-2010	27-2207561
Carbon Management Solutions LLC	Delaware	03-29-2010	27-2238021
Clean Edge Energy LLC	Delaware	03-30-2010	27-2244275
NRG Artesian Energy LLC	Delaware	03-30-2010	27-2243660
NINA Investments Holdings LLC	Delaware	04-09-2010	27-2330744
Monster Energy, LLC	Arizona	04-14-2010	27-3443367
Longhorn Energy, LLC	Arizona	04-14-2010	27-3632585
Wildcat Energy, LLC	Arizona	04-14-2010	27-3632454
NINA Steel Investments LLC	Delaware	04-22-2010	27-2424814
NRG Solar Blythe III LLC	Delaware	05-18-2010	27-2869138
NRG West Procurement Company LLC	Delaware	06-02-2010	27-2775919
NRG LC Facility Company LLC	Delaware	06-09-2010	27-2934905
USSV Land Company LLC	Delaware	06-10-2010	27-2822986
Reliant Energy Northeast LLC	Delaware	06-24-2010	32-0314140
Energy Protection Insurance Company	Vermont	06-29-2010	—

Reliant Energy Charitable Foundation	Delaware	08-16-2010	27-3283754
NRG EV Services LLC	Delaware	10-06-2010	27-3632157
NRG Energy Services Group LLC	Delaware	10-28-2010	27-3915519
NRG Switchyard Energy LLC	Delaware	11-16-2010	27-3982835
NRG SimplySmart Solutions LLC	Delaware	12-02-2010	27-4204481
NRG CleanTech Investments LLC	Delaware	12-03-2010	27-4204223